================================================================================

                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 19, 1997



COMMISSION     REGISTRANT; STATE OF INCORPORATION;      IRS EMPLOYER
FILE NUMBER    ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO


1-9513             CMS ENERGY CORPORATION                 38-2726431
                   (A Michigan Corporation)
                   Fairlane Plaza South, Suite 1100
                   330 Town Center Drive
                   Dearborn, Michigan 48126
                   (313) 436-9261

1-5611             CONSUMERS ENERGY COMPANY               38-0442310
                   (A Michigan Corporation)
                   212 West Michigan Avenue
                   Jackson, Michigan  49201
                   (517) 788-1030



================================================================================

ITEM 5.  OTHER EVENTS.

ESTABLISHMENT OF EXPANDED EXPERIMENTAL NATURAL GAS CUSTOMER CHOICE PROGRAM

On December 19, 1997, the Michigan Public Service Commission ("MPSC") issued an ex parte order, responsive to a December 9, 1997 application filed by Consumers Energy Company ("Consumers"), the principal subsidiary of CMS Energy Corporation, authorizing a voluntary, experimental program that will allow up to 300,000 Michigan natural gas customers to choose their own supplier over the next three years. The new program will begin April 1, 1998, when 100,000 residential, commercial and industrial retail gas sales customers of Consumers will be offered the opportunity to participate on a first-come, first-served basis. An additional 100,000 customers will be allowed to participate in the program in each of the following two years. During the program, Consumers distribution service rates for all retail gas customers will be frozen. In addition, the gas cost recovery clause will be suspended and the gas commodity charge will be frozen at the 1996-97 rate of $2.8364 per thousand cubic feet
(Mcf) for customers who remain full-service sales customers. Finally, an earnings sharing mechanism will provide for refunds to customers in the event that Consumer's actual gas utility business earnings exceed certain predetermined levels. A copy of a press release issued by Consumers on December 19, 1997 regarding the MPSC's order is included as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The order, Case No. U-11599, can be accessed on the MPSC's website, http://ermisweb.state.mi.us/mpsc/orders.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(99)     Press Release of Consumers Energy Company dated December  19, 1997.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.





                                     CMS ENERGY CORPORATION



Dated:  December 22, 1997            By: /s/ Alan M. Wright
                                        ----------------------------------
                                        Alan M. Wright
                                        Senior Vice President,
                                          Chief Financial Officer
                                          and Treasurer





                                      CONSUMERS ENERGY COMPANY



Dated:   December 22, 1997            By:  /s/ Alan M. Wright
                                         ---------------------------------
                                         Alan M. Wright
                                         Senior Vice President and
                                           Chief Financial Officer

                                 EXHIBIT  INDEX


EXHIBIT
NUMBER

(99)             Press Release of Consumers Energy Company dated December 19,
                 1997.